                                                               EXHIBIT 10.16


                         AMENDMENT AND CONSENT NO. 1


                                     TO


                    AMENDED AND RESTATED CREDIT AGREEMENT


                        DATED AS OF NOVEMBER 6, 2003


                  THIS AMENDMENT AND CONSENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of the "Amendment Effective Date" (as defined below) by and among GARDNER DENVER, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, NA, individually as a Lender, as LC Issuer, Swing Line Lender and as agent (the "Agent") for the Lenders under that certain Amended and Restated Credit Agreement dated as of March 6, 2002 by and among the Borrower, the Lenders and the Agent (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WITNESSETH

                  WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

                  WHEREAS, the Borrower intends to consummate the UK Acquisition (as defined herein) and has provided the Agent with historical financial statements of the UK Target (as defined herein), pro forma financial statements for the Borrower after giving effect to the UK Acquisition on a combined and consolidated basis and drafts of the formal offer documents to be posted by the Borrower in connection with the UK Acquisition;

                  WHEREAS, the Borrower has requested that the Lenders consent to the UK Acquisition and amend the Credit Agreement in certain respects; and

                  WHEREAS, the Lenders party hereto and the Agent are willing to consent to the UK Acquisition and amend the Credit Agreement, in each case on the terms and conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Agent have agreed to the following.


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         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of
            ------------------------------
the conditions precedent set forth in Section 3 below, the Credit Agreement
                                      ---------
is hereby amended as follows:

                  1.1. ARTICLE I OF THE CREDIT AGREEMENT IS HEREBY AMENDED TO AMEND CERTAIN DEFINITIONS APPEARING THEREIN IN THE FOLLOWING MANNER:

                  (a) THE DEFINITION OF APPLICABLE COMMERCIAL FACILITY LC MARGIN IS HEREBY AMENDED BY INSERTING THE FOLLOWING SENTENCE AT THE END THEREOF:

                  Notwithstanding the foregoing, from the date on which the UK Acquisition is consummated to but not including the fifth Business Day following receipt of the Borrower's financial statements delivered pursuant to Section 6.1(i)
                                                             --------------
                  or (ii), as applicable for the next fiscal quarter end or
                     ----
                  fiscal year end to occur after such consummation, the
                                           -----
                  Applicable Commercial Facility LC Margin shall be 0.875%.

                  (b) THE DEFINITION OF APPLICABLE FACILITY FEE IS HEREBY AMENDED BY INSERTING THE FOLLOWING SENTENCE AT THE END
                  THEREOF:

                  Notwithstanding the foregoing, from the date on which the UK Acquisition is consummated to but not including the fifth Business Day following receipt of the Borrower's financial statements delivered pursuant to Section 6.1(i)
                                                             --------------
                  or (ii), as applicable for the next fiscal quarter end or
                     ----
                  fiscal year end to occur after such consummation, the
                                           -----
                  Applicable Facility Fee shall be 0.30%.

                  (c) THE DEFINITION OF APPLICABLE MARGIN IS HEREBY AMENDED BY INSERTING THE FOLLOWING SENTENCE AT THE END THEREOF:

                  Notwithstanding the foregoing, from the date on which the UK Acquisition is consummated to but not including the fifth Business Day following receipt of the Borrower's statements delivered pursuant to Section 6.1(i) or (ii),
                                                   --------------    ----
                  as applicable for the next fiscal quarter end or fiscal year end to occur after such consummation, the Applicable
                                    -----
                  Margin shall be 1.45%.

                  (d) THE DEFINITION OF APPLICABLE STAND-BY FACILITY LC MARGIN IS HEREBY AMENDED BY INSERTING THE FOLLOWING SENTENCE AT THE END THEREOF:

                  Notwithstanding the foregoing, from the date on which the UK Acquisition is consummated to but not including the fifth Business Day following receipt of the Borrower's financial statements delivered pursuant to Section 6.1(i)
                                                             --------------
                  or (ii), as applicable for the next fiscal quarter end or
                     ----
                  fiscal year end to occur after such consummation, the
                                           -----
                  Applicable Stand-by Facility LC Margin shall be 1.75%.

                  (e) THE DEFINITIONS OF CONSOLIDATED EBIT AND CONSOLIDATED TOTAL DEBT ARE HEREBY DELETED IN THEIR ENTIRETY AND THE FOLLOWING ARE SUBSTITUTED THEREFOR:

                           "CONSOLIDATED EBIT" means, for any period of four
                  consecutive fiscal quarters of the Borrower, on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles, the sum of the


                                     2

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                  amounts for such period, without duplication, of (i)
                  Consolidated Net Income, plus (ii) Consolidated Interest
                                           ----
                  Expense to the extent deducted in computing Net Income,
                  plus (iii) charges against income for all domestic and
                  ----
                  foreign, federal, state and local taxes to the extent deducted in computing Net Income, plus (iv) restructuring
                                                    ----
                  charges incurred in the Borrower's fourth fiscal quarter of 2003 or first fiscal quarter of 2004 to the extent (a) deducted in computing Net Income, (b) related to costs associated with the profitability improvement plan of the Borrower as disclosed in the Borrower's press release dated October 20, 2003 or as otherwise disclosed to the Lenders and (c) in an aggregate cumulative amount not in excess of $2,700,000.

                           "CONSOLIDATED TOTAL DEBT" means the aggregate of
                  all Indebtedness (other than (i) Hedging Obligations and
                  (ii) only for purposes of determining compliance with
                  Section 6.22, and only until the earlier of (A) the date
                  ------------
                  upon which the UK Acquisition has been consummated or abandoned and (B) April 30, 2004, the UK Acquisition Advance) on a consolidated basis for the Borrower and its Subsidiaries as of a referenced date."

                  1.2. ARTICLE I OF THE CREDIT AGREEMENT IS HEREBY FURTHER AMENDED TO INSERT THE FOLLOWING NEW DEFINITIONS THERETO:

                           ""APPLICABLE UK ACQUISITION AVAILABILITY FEE"
                  means, for any day and (notwithstanding anything contained in Section 8.3 to the contrary) subject to adjustment from time to time by the Required Lenders and the Borrower, 0.50% per annum.

                           "BUYING LENDER" is defined in Section 2.27(b) hereof.

                           "COMMITMENT INCREASE NOTICE" is defined in
                  Section 2.27(a) hereof.

                           "EFFECTIVE COMMITMENT AMOUNT" is defined in
                  Section 2.27(a) hereof.

                           "LENDER INCREASE NOTICE" is defined in Section
                  2.27(a) hereof.

                           "PROPOSED NEW LENDER" is defined in Section
                  2.27(a) hereof.

                           "SELLING LENDER" is defined in Section 2.27(b)
                  hereof.

                           "UK ACQUISITION" means the acquisition by the
                  Borrower of all or substantially all of the equity interests in the UK Target, including the equity interests of related entities, by means of the UK Tender Offer.

                           "UK ACQUISITION ADVANCE" means an Advance
                  hereunder in an aggregate amount up to the UK Acquisition Commitment Amount to fund the UK Acquisition, which Advance may occur prior to consummation of the UK Acquisition.


                                     3

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                           "UK ACQUISITION COMMITMENT AMOUNT" means, at any
                  time the same is to be determined, the Dollar Amount of (pound)56,000,000 at such time.

                           "UK ACQUISITION COMMITMENT EFFECTIVE DATE" means
                  the date upon which the UK Acquisition Advance is made.

                           "UK ACQUISITION COMMITMENT TERMINATION DATE"
                  means the earliest of (w) the date upon which the UK Tender Offer does not comply with any of the applicable UK Tender Offer Requirements, (x) the date upon which the UK Acquisition has closed and all conditions precedent to the effectiveness thereof have been satisfied or waived by the required parties, (y) June 30, 2004 and (z) the date specified as such on at least three (3) Business Days' notice from the Borrower to the Agent.

                           "UK TARGET" means a company organized under the
                  laws of England and Wales and previously disclosed to the Agent.

                           "UK TENDER OFFER" means an offer, by no later
                  than November 30, 2003, by the Borrower to purchase certain of the capital stock of the UK Target in compliance with the UK Tender Offer Requirements.

                           "UK TENDER OFFER REQUIREMENTS" means:

                                    (i) the UK Tender Offer becoming
                           unconditional as to acceptances within 60 days of the date formal offer documents in connection therewith are posted by the Borrower;

                                    (ii) the UK Tender Offer becoming
                           unconditional in all respects within 81 days of the date such formal offer documents are posted;

                                    (iii) the UK Tender Offer not having
                           lapsed in accordance with its terms and
                           conditions;

                                    (iv) the UK Tender having complied with
                           applicable requirements of The City Code on Takeovers and Mergers; and

                                    (v) the UK Tender Offer having been
                           consummated by satisfaction of the conditions precedent and any other conditions prescribed in such formal offer documents as originally posted."

                  1.3. SECTION 2.4(c) OF THE CREDIT AGREEMENT IS AMENDED TO INSERT THE FOLLOWING SENTENCE AT THE END THEREOF:

                  "In addition to the foregoing, if the UK Acquisition has not been consummated by the earlier of (x) the date upon which the UK Tender Offer does not comply with the UK Tender Offer Requirements and (y) June 30, 2004, the Borrower shall immediately prepay Revolving Loans (to be applied to such Loans as the



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                  Borrower shall direct at the time of such payment) in an
                  amount equal to the aggregate outstanding principal amount of the UK Acquisition Advance. For purposes of determining the outstanding principal amount of the UK Acquisition Advance under this paragraph, any repayments of Revolving Loans which may have occurred subsequent to the UK Acquisition Commitment Effective Date but on or prior to the UK Acquisition Commitment Termination Date shall be deemed to have been applied to the repayment of all Advances other than the UK Acquisition Advance."

                  1.4. SECTION 2.7 IS DELETED IN ITS ENTIRETY AND THE FOLLOWING IS SUBSTITUTED THEREFOR:

                  "2.7. Facility Fee; Reductions in Aggregate Revolving Loan
                        ----------------------------------------------------
                  Commitment. The Borrowers agree to pay to the Agent for
                  ----------
                  the pro rata account of the Lenders according to their Percentages (except as set forth in Section 8.2), a
                                                      -----------
                  facility fee accruing at the rate of the Applicable Facility Fee per annum based on the sum of the Aggregate Revolving Loan Commitment (without regards to usage thereof) plus the then outstanding aggregate principal amount of the Term Loans, from the date hereof to and including the Term Loan Final Maturity Date, payable on each Payment Date hereafter and on the Term Loan Final Maturity Date (it being understood and agreed that the Non-U.S. Subsidiary Borrower shall not be liable to pay any Facility Fees determined to be attributable to the Borrower). The Borrower may permanently reduce the Aggregate Revolving Loan Commitment in whole, or in part, ratably among the Lenders in integral multiples of $5,000,000 upon at least three Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction (the "AGGREGATE REVOLVING LOAN COMMITMENT REDUCTION NOTICE"); provided, that the amount
                                                 --------
                  of the Aggregate Revolving Loan Commitment may not be reduced below the Dollar Amount of the Aggregate Outstanding Credit Exposure not attributable to Term Loans. All accrued Facility Fees shall be payable on the effective date of any termination of the Revolving Loan Commitments of the Lenders and the obligation of the Borrowers to pay facility fees with respect to any Revolving Loan Commitments shall terminate on the date of any termination of the Revolving Loan Commitments."

                  1.5. SECTION 2.21(a) OF THE CREDIT AGREEMENT IS HEREBY
                       ---------------
AMENDED BY DELETING IN ITS ENTIRETY THE REFERENCE TO "NOT MORE THAN 180 DAYS AND" APPEARING IN THE FIRST SENTENCE THEREOF.

                  1.6. A NEW SECTION 2.27 AND A NEW SECTION 2.28 ARE HEREBY
                             ------------           ------------
ADDED TO THE CREDIT AGREEMENT AND SUCH SECTIONS SHALL READ AS FOLLOWS:

                  "2.27. UK Acquisition Availability Fee. In addition to the
                         -------------------------------
                  other fees payable under this Agreement, the Borrower agrees to pay to the Agent for the pro rata account of the Lenders according to their Percentages (except as set forth in Section 8.2), an availability fee, accruing at
                           -----------
                  the rate of the Applicable UK Acquisition Availability Fee per annum multiplied by the amount of the UK

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                  Acquisition Advance, from the UK Acquisition Commitment
                  Effective Date to and including the UK Acquisition Commitment Termination Date, payable on each Payment Date hereafter and on the UK Acquisition Commitment Termination Date (or, if earlier, the date of termination in whole of the Aggregate Revolving Loan Commitment pursuant to
                  Section 2.7 hereof or the Commitments pursuant to Section
                  -----------                                       -------
                  8.1 hereof).
                  ---

                  2.28. Increase of Revolving Loan Commitments. (a) At any
                        --------------------------------------
                  time, the Borrower may request that the Aggregate Revolving Loan Commitment be increased; provided that, without the prior written consent of all of the Lenders,
                  (i) the Aggregate Revolving Loan Commitment shall at no time exceed $175,000,000 minus the aggregate amount of all reductions in the Aggregate Revolving Loan Commitment previously made pursuant to Section 2.27; (ii) the
                                              ------------
                  Borrower shall not make any such request during the six month period following any reduction in the Aggregate Revolving Loan Commitment previously made pursuant to
                  Section 2.27; (iii) the Borrower shall not be entitled to
                  ------------
                  make any such request more frequently than once in each 12-month period; and (iv) each such request shall be in a minimum amount of at least $10,000,000 and increments of $5,000,000 in excess thereof. Such request shall be made in a written notice given to the Agent and the Lenders by the Borrower not less than twenty (20) Business Days prior to the proposed effective date of such increase, which notice (a "COMMITMENT INCREASE NOTICE") shall specify the amount of the proposed increase in the Aggregate Revolving Loan Commitment and the proposed effective date of such increase. In the event of such a Commitment Increase Notice, each of the Lenders shall be given the opportunity to participate in the requested increase ratably in proportions that their respective Revolving Loan Commitments bear to the Aggregate Revolving Loan Commitment. No Lender shall have any obligation to increase its Revolving Loan Commitment pursuant to a Commitment Increase Notice. On or prior to the date that is fifteen (15) Business Days after receipt of the Commitment Increase Notice, each Lender shall submit to the Agent a notice indicating the maximum amount by which it is willing to increase its Revolving Loan Commitment in connection with such Commitment Increase Notice (any such notice to the Agent being herein a "LENDER INCREASE NOTICE"). Any Lender which does not submit a Lender Increase Notice to the Agent prior to the expiration of such fifteen (15) Business Day period shall be deemed to have denied any increase in its Revolving Loan Commitment. In the event that the increases of Revolving Loan Commitments set forth in the Lender Increase Notices exceed the amount requested by the Borrower in the Commitment Increase Notice, the Agent and the Arranger shall have the right, in consultation with the Borrower, to allocate the amount of increases necessary to meet the Borrower's Commitment Increase Notice. In the event that the Lender Increase Notices are less than the amount requested by the Borrower, the Agent shall so advise the Borrower not later than ten (10) Business Days prior to the proposed effective date, and not later than three (3) Business Days prior to the proposed effective date the Borrower may notify the Agent of any financial institution that shall have agreed to become a "Lender" party hereto (a "PROPOSED NEW

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                  LENDER") in connection with the Commitment Increase
                  Notice. Any Proposed New Lender shall be consented to by the Agent (which consent shall not be unreasonably withheld). If the Borrower shall not have arranged any Proposed New Lender(s) to commit to the shortfall from the Lender Increase Notices, then the Borrower shall be deemed to have reduced the amount of its Commitment Increase Notice to the aggregate amount set forth in the Lender Increase Notices. Based upon the Lender Increase Notices, any allocations made in connection therewith and any notice regarding any Proposed New Lender, if applicable, the Agent shall notify the Borrower and the Lenders on or before the Business Day immediately prior to the proposed effective date of the amount of each Lender's and Proposed New Lenders' Revolving Loan Commitment (the "EFFECTIVE COMMITMENT AMOUNT") and the amount of the Aggregate Revolving Loan Commitment, which amount shall be effective on the following Business Day. Any increase in the Aggregate Revolving Loan Commitment shall be subject to the following conditions precedent: (A) the Borrower shall have obtained the consent thereto of each Subsidiary party to the Subsidiary Guaranty (each, a "Guarantor") and its reaffirmation of the Credit Document(s) executed by it, which consent and reaffirmation shall be in writing and in form and substance reasonably satisfactory to the Agent,
                  (B) as of the date of the Commitment Increase Notice and as of the proposed effective date of the increase in the Aggregate Revolving Loan Commitment, all representations and warranties shall be true and correct in all material respects as though made on such date and no event shall have occurred and then be continuing which constitutes a Default or Unmatured Default, (C) the Borrower, the Agent and each Proposed New Lender or Lender that shall have agreed to provide a "Revolving Loan Commitment" in support of such increase in the Aggregate Revolving Loan Commitment shall have executed and delivered a "Commitment and Acceptance" substantially in the form of Exhibit J
                                                               ---------
                  hereto, (D) counsel for the Borrower and for the Guarantors shall have provided to the Agent supplemental opinions in form and substance reasonably satisfactory to the Agent and (E) the Borrower and the Proposed New Lender shall otherwise have executed and delivered such other instruments and documents as may be required under Article
                                                                     -------
                  IV or that the Agent shall have reasonably requested in
                  --
                  connection with such increase. If any fee shall be charged by the Lenders in connection with any such increase, such fee shall be in accordance with then prevailing market conditions, which market conditions shall have been reasonably documented by the Agent to the Borrower. Upon satisfaction of the conditions precedent to any increase in the Aggregate Revolving Loan Commitment, the Agent shall promptly advise the Borrower and each Lender of the effective date of such increase. Upon the effective date of any increase in the Aggregate Revolving Loan Commitment that is supported by a Proposed New Lender, such Proposed New Lender shall be a party to this Agreement as a Lender and shall have the rights and obligations of a Lender hereunder. Nothing contained herein shall constitute, or otherwise be deemed to be, a commitment on the part of any Lender to increase its Revolving Loan Commitment at any time.

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                  (b) For purposes of this clause (b), (A) the term "BUYING
                                           ----------
                  LENDER(S)" shall mean (1) each Lender the Effective Commitment Amount of which is greater than its Revolving Loan Commitment prior to the effective date of any increase in the Aggregate Revolving Loan Commitment, and
                  (2) each Proposed New Lender that is allocated an Effective Commitment Amount in connection with any Commitment Increase Notice and (B) the term "SELLING LENDER(S)" shall mean each Lender whose Revolving Loan Commitment is not being increased from that in effect prior to such increase in the Aggregate Revolving Loan Commitment. Effective on the effective date of any increase in the Aggregate Revolving Loan Commitment pursuant to clause (a) above, each Selling Lender hereby sells, grants, assigns and conveys to each Buying Lender, without recourse, warranty, or representation of any kind, except as specifically provided herein, an undivided percentage in such Selling Lender's right, title and interest in and to its Outstanding Credit Exposure in the respective Dollar Amounts and percentages necessary so that, from and after such sale, each such Selling Lender's Outstanding Credit Exposure shall equal such Selling Lender's Percentage (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Effective on the effective date of the increase in the Aggregate Revolving Loan Commitment pursuant to clause (a) above, each Buying Lender hereby purchases and accepts such grant, assignment and conveyance from the Selling Lenders. Each Buying Lender hereby agrees that its respective purchase price for the portion of the Outstanding Credit Exposure purchased hereby shall equal the respective Dollar Amount necessary so that, from and after such payments, each Buying Lender's Outstanding Credit Exposure shall equal such Buying Lender's Percentage (calculated based upon the Effective Commitment Amounts) of the Aggregate Outstanding Credit Exposure. Such amount shall be payable on the effective date of the increase in the Aggregate Revolving Loan Commitment by wire transfer of immediately available funds to the Agent. Each Selling Lender hereby represents and warrants to each Buying Lender that such Selling Lender owns the Outstanding Credit Exposure being sold and assigned hereby for its own account and has not sold, transferred or encumbered any or all of its interest in such Loans, except for participations which will be extinguished upon payment to Selling Lender of an amount equal to the portion of the Outstanding Credit Exposure being sold by such Selling Lender. Each Buying Lender hereby acknowledges and agrees that, except for each Selling Lender's representations and warranties contained in the foregoing sentence, each such Buying Lender has entered into its Commitment and Acceptance with respect to such increase on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders or the Agent concerning the authorization, execution, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Credit Documents. The Borrower hereby agrees to compensate each Selling Lender for all losses, expenses and liabilities incurred by each Lender in connection with the sale and assignment of any Eurocurrency Loan hereunder on the terms and in the manner as set forth in Section 3.4."
                                                    -----------

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                  1.7. A NEW EXHIBIT J IS HEREBY ADDED TO THE CREDIT
                             ---------
AGREEMENT AND SUCH EXHIBIT SHALL READ AS SET FORTH ON ANNEX I HERETO.

         2. CONSENT. Effective as of the date hereof and subject to the
            -------
satisfaction of the conditions precedent set forth in Section 3 below, the
                                                      ---------
Lenders party hereto hereby (i) consent to the UK Acquisition and the assumption by the Borrower of the UK Target's indebtedness and liabilities in the amounts outstanding on the effective date (the "UK Acquisition Effective Date") of the UK Acquisition, (ii) consent to the possible transfer, from the Borrower to one or more Wholly-Owned Subsidiaries, of the UK Target and related assets and entities acquired pursuant to, and within six (6) months of consummating, the UK Acquisition (the "UK Acquisition Transfer") so long as the Borrower and its Subsidiaries comply on a timely basis with Sections 6.15 and 6.24 of the Credit Agreement and (iii) waive
           -------------     ----
the Borrower's non-compliance with any provisions of Sections 6.15(xi) and
                                                     -----------------
6.19 of the Credit Agreement which would otherwise limit or restrict the UK
----
Acquisition or the UK Acquisition Transfer. This specific consent and waiver is limited to the express circumstances described herein and shall not be construed to constitute (i) a consent to, or waiver of, any other event, circumstance or condition or of any other right or remedy available to the Agent or any Lender pursuant to the Credit Agreement or hereunder or (ii) a consent to any departure by the Borrower or any Subsidiary from any other term or requirement under the Credit Agreement or hereunder.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become
            ---------------------------
effective and be deemed effective if, and only if, the Agent shall have received, on or before the UK Acquisition Commitment Effective Date, each of the following:

                  (a) duly executed signature pages to this Amendment from the Borrower and the Required Lenders; provided that the
                                                -------------
         effectiveness of the amendment to Section 2.7 of the Credit Agreement as set forth in Section 1.4 hereof shall require the consent of each of the Lenders;

                  (b) an amendment fee, for the benefit of each Lender executing and delivering its signature page hereto by such time as is required by the Administrative Agent, in an amount equal to 0.05% on the sum of such Lender's Revolving Loan Commitment and outstanding Term Loans as of the date hereof;

                  (c) a reaffirmation from each of the Borrower's
         Subsidiaries which are parties to the Subsidiary Guaranty, such reaffirmation being attached hereto and made a part hereof; and

                  (d) such other documents, instruments and agreements as the Agent may reasonably request.

         4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower
            ----------------------------------------------
hereby represents and warrant as follows:

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                  (a) This Amendment, and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and other Credit Documents, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, provided that such representations and warranties shall be deemed to have been updated to reflect the information which has been provided by the Borrower to the Agent prior to the date of this Amendment pursuant to Section 6.1 of the Credit Agreement.
                     -----------

                  (c) No Default or Unmatured Default has occurred and is continuing under the Credit Agreement.

         5. REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.
            -----------------------------------------------

                  (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

                  (b) Except as previously amended and as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except to the limited extent set forth in Section 2
                                                                ---------
         above, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         6. GOVERNING LAW. This Amendment shall be governed by and construed
            -------------
in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

         7. HEADINGS. Section headings in this Amendment are included herein
            --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS. This Amendment may be executed by one or more of
            ------------
the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent's counsel shall be effective as a counterpart signature, and each party so executing such a facsimile counterpart shall be deemed to agree to deliver originals to the Agent thereof.

                          [Signature Pages Follow]

                  IN WITNESS WHEREOF, this Amendment and Consent No. 1 has been duly executed as of the day and year first above written.

                                 GARDNER DENVER, INC.
                                   as Borrower

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 BANK ONE, NA, individually as a Lender, as LC
                                   Issuer, Swing Line Lender and as Agent

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 U.S. BANK NATIONAL ASSOCIATION,
                                   individually as a Lender and as the
                                   Syndication Agent

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 WACHOVIA BANK, NATIONAL ASSOCIATION
                                   (formerly known as First Union National
                                   Bank), as a Lender

                                 By:_______________________________________
                                      Name:
                                      Title:



                Signature Page to Amendment and Consent No. 1
                                November 2003
                            Gardner Denver, Inc.

                                 NORDEA BANK FINLAND PLC,
                                   as a Lender

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 THE BANK OF NEW YORK,
                                   as a Lender

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 NATIONAL CITY BANK OF MICHIGAN/ILLINOIS,
                                   as a Lender

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 THE BANK OF NOVIA SCOTIA, as a Lender

                                 By:_______________________________________
                                      Name:
                                      Title:

                                 MERCANTILE TRUST AND SAVINGS BANK,
                                   as a Lender

                                 By:_______________________________________
                                      Name:
                                      Title:




                Signature Page to Amendment and Consent No. 1
                                November 2003
                            Gardner Denver, Inc.

                                REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of Amendment and Consent No. 1 to the Amended and Restated Credit Agreement dated as of March 6, 2002, by and among Gardner Denver, Inc., the Lenders and the Agent (the "Credit Agreement"), which Amendment and Consent No. 1 is dated as of November 6, 2003 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of the Amended and Restated Subsidiary Guaranty dated as of March 6, 2002 executed by it and acknowledges and agrees that such Amended and Restated Subsidiary Guaranty and each and every other Credit Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be references to the Credit Agreement as so amended by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

                                     GARDNER DENVER INTERNATIONAL, INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------


                                     GARDNER DENVER HOLDINGS INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------

                                     LAMSON CORPORATION

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------


                                     TCM INVESTMENTS, INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------




                Signature Page to Amendment and Consent No. 1
                                November 2003
                            Gardner Denver, Inc.

                                     ALLEN-STUART EQUIPMENT CO., INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------


                                     GARDNER DENVER WATER JETTING SYSTEMS, INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------


                                     AIR RELIEF, INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------



                                     HOFFMAN AIR FILTRATION LICENSO INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------


                                     BELLISS & MORCOM (USA) INC.

                                     By:
                                         ---------------------------------------
                                     Its:
                                         ---------------------------------------



                Signature Page to Amendment and Consent No. 1
                                November 2003
                            Gardner Denver, Inc.

                   ANNEX I TO AMENDMENT AND CONSENT NO. 1


                                  EXHIBIT J


                                     TO


                              CREDIT AGREEMENT

                      FORM OF COMMITMENT AND ACCEPTANCE

                               DATED [_______]

         Reference is made to the Amended and Restated Credit Agreement dated as of March 6, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Gardner Denver, Inc. (the "Borrower"), the Non-U.S. Subsidiary Borrowers from time to time party thereto, the financial institutions party thereto (the "Lenders"), and Bank One, NA, as contractual representative for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

         Pursuant to Section 2.27 of the Credit Agreement, the Borrower has requested an increase in the Aggregate Revolving Loan Commitment from $______________ to $_____________. Such increase in the Aggregate Revolving Loan Commitment is to become effective on the date (the "Effective Date") which is the later of (i) _________, ____ and (ii) the date on which the conditions precedent set forth in Section 2.27 in respect of such increase have been satisfied. In connection with such requested increase in the Aggregate Revolving Loan Commitment, the Borrower, the Agent and _________________ (the "Accepting Bank") hereby agree as follows:

         1. Effective as of the Effective Date, [the Accepting Bank shall become a party to the Credit Agreement as a Lender and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Revolving Loan Commitment under and for purposes of the Credit Agreement in an amount equal to the] [the Revolving Loan Commitment of the Accepting Bank under the Credit Agreement shall be increased from $_________ to the] amount set forth opposite the Accepting Bank's name on the signature page hereof.

         [2. The Accepting Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.]

         3. The Borrower hereby represents and warrants that as of the date hereof and as of the Effective Date, (a) all representations and warranties shall be true and correct in all material respects as though made on such date and (b) no event shall have occurred and then be continuing which constitutes a Default or an Unmatured Default.

         4. THIS COMMITMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (INCLUDING SECTION 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

         5. This Commitment and Acceptance Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Commitment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            GARDNER DENVER, INC.


                            By:
                                ---------------------------------------
                            Its:
                                ---------------------------------------


                            BANK ONE, NA
                           (Main Office, Chicago),
                             as Agent


                            By:
                                ---------------------------------------
                            Its:
                                ---------------------------------------


REVOLVING LOAN
--------------
COMMITMENT                  ACCEPTING BANK
----------                  --------------


$                           [BANK]


                            By:
                                ---------------------------------------
                            Its:
                                ---------------------------------------

                        REAFFIRMATIONS OF GUARANTORS

         Each of the undersigned hereby acknowledges receipt of the foregoing Commitment and Acceptance. Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement referred to in the foregoing Commitment and Acceptance. Without in any way establishing a course of dealing by the Agent or any Lender, the undersigned reaffirms the terms and conditions of the Amended and Restated Subsidiary Guaranty dated as of March 6, 2002 executed by it and acknowledges and agrees that such Amended and Restated Subsidiary Guaranty and each and every other Credit Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby ratified, reaffirmed and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be references to the Credit Agreement as so amended by the Commitment and Acceptance and as the same may from time to time hereafter be amended, modified or restated. The failure of any Subsidiary party to such Amended and Restated Subsidiary Guaranty to sign this Reaffirmation shall not release, discharge or otherwise affect the obligations of any of the other such Subsidiaries hereunder or under such Amended and Restated Subsidiary Guaranty.

                      [GUARANTORS]

                      By: ____________________________

                      Its: ______________________